Exhibit 99.3

FIREFLY NEUROSCIENCE, INC.

UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023

FIREFLY NEUROSCIENCE, INC.

FIREFLY NEUROSCIENCE, INC.

INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF MARCH 31, 2024 AND DECEMBER 31, 2023

(IN THOUSANDS, EXCEPT SHARE DATA)

	March 31,	December 31,
	2024 (Unaudited)	2023
ASSETS
Current assets
Cash	$1,638	$2,143
Other receivables	84	84
Prepaid expenses	38	28
Total current assets	1,760	2,255
Non current assets
Equipment, net	60	-
Intangible assets, net	517	386
Total non current assets	577	386
TOTAL ASSETS	$2,337	$2,641

LIABILITIES
Current liabilities
Trade payables	$872	$455
Related party payable	175	175
Accrued liabilities	1,299	1,902
Total current liabilities	2,346	2,532
TOTAL LIABILITIES	$2,346	$2,532

COMMITMENTS AND CONTINGENCIES (Note 8)

SHAREHOLDERS’ EQUITY
Preferred shares, $0.00001 par value: 30,000,000 shares authorized; 2,374,665 and 16,116,957 issued and outstanding at March 31, 2024 and December 31, 2023, respectively	-	-
Common shares, $0.00001 par value: 2,470,000,000 shares authorized; 49,948,700 and 35,369,877 issued and outstanding at March 31, 2024 and December 31, 2023, respectively	-	-
Additional paid-in capital	77,737	76,733
Accumulated deficit	(77,746)	(76,624)
TOTAL SHAREHOLDERS’ EQUITY	(9)	109
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,337	$2,641

The accompanying notes are an integral part of these interim condensed consolidated financial statements.

FIREFLY NEUROSCIENCE, INC.

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	Three months ended
	March 31,
	2024	2023

REVENUE	$12	$5

OPERATING EXPENSES:
Research and development expenses	289	121
Selling and marketing expenses	249	133
General and administration expenses	565	297
TOTAL OPERATING EXPENSES	1,103	551

OPERATING LOSS	(1,091)	(546)

OTHER INCOME (EXPENSE)
Interest and bank fees	(2)	(2)
Unrealized loss on foreign exchange	(28)	-
Other income (expenses)	(1)	1
LOSS BEFORE INCOME TAX	(1,122)	(547)

Income tax provision	-	-

NET LOSS AND COMPREHENSIVE LOSS	$(1,122)	$(547)

BASIC AND DILUTED LOSS PER SHARE	$(0.02)	$(0.03)

WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING, BASIC AND DILUTED	49,948,700	18,097,906

The accompanying notes are an integral part of these interim condensed consolidated financial statements.

FIREFLY NEUROSCIENCE, INC.

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIT)

FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023

(IN THOUSANDS, EXCEPT SHARE DATA)

	Preferred stock			Common stock
	Number of Shares	Number of shares to be issued	Amount	Number of shares	Number of shares to be issued	Amount	Additional paid-in capital	Accumulated deficit	Total Shareholder’s equity (deficit)

BALANCE AT DECEMBER 31, 2023	16,116,957	(14,578,823)	$-	35,369,877	14,578,823	$-	$76,733	$(76,624)	$109
Series B Preferred Stock conversion	(14,578,823)	14,578,823	-	14,578,823	(14,578,823)	-	-	-	-
Series C Preferred Stock Units offering	836,531	-	-	-	-	-	945	-	945
Share-based compensation expense	-	-	-	-	-	-	59	-	59
Net loss	-	-	-	-	-	-	-	(1,122)	(1,122)
BALANCE AT MARCH 31, 2024	2,374,665	-	$-	49,948,700	-	$-	$77,737	$(77,746)	$(9)

BALANCE AT DECEMBER 31, 2022	-	-	$-	2,522,744	-	$-	$71,795	$(74,021)	$(2,226)
Common Stock Private Placement	-	-	-	-	32,536,386	-	124	-	124
Series B Preferred Stock offering	-	882,338	-	-	-	-	152	-	152
Share-based compensation expense	-	-	-	-	-	-	74	-	74
Net loss	-	-	-	-	-	-	-	(547)	(547)
BALANCE AT MARCH 31, 2023	-	882,338	$-	2,552,744	32,536,386	$-	$72,145	$(74,568)	$(2,423)

The accompanying notes are an integral part of these interim condensed consolidated financial statements.

FIREFLY NEUROSCIENCE, INC.

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023

(IN THOUSANDS)

	Three Months Ended March 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,122)	$(547)
Adjustments to reconcile net loss to net cash used in operating activities
Share-based compensation expense	59	74
Changes in non-cash operating assets and liabilities:
Change in other receivables	-	(3)
Change in prepaid expenses	(10)	(28)
Change in trade payables	357	114
Change in related party payables	-	30
Change in accrued liabilities	(603)	127
Net cash used in operating activities	(1,319)	(233)

CASH FLOWS FROM INVESTING ACTIVITIES:
Product enhancement – intangible asset	(131)	-
Net cash used in investing activities	(131)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of preferred and common shares	945	276
Net cash provided by financing activities	945	276
(DECREASE) INCREASE IN CASH	(505)	43
BALANCE OF CASH AT THE BEGINNING OF PERIOD	2,143	58
BALANCE OF CASH AT THE END OF PERIOD	$1,638	$101

Supplemental cash flow information
Cash paid for interest	-	-
Cash paid for income taxes	-	-
Non-cash acquisition of equipment	(60)	-

The accompanying notes are an integral part of these interim condensed consolidated financial statements.

FIREFLY NEUROSCIENCE, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

NOTE 1: BUSINESS DESCRIPTION

Nature of organization and business

Firefly Neuroscience, Inc. (the “Company”) and its wholly owned subsidiaries Firefly Neuroscience Ltd. (formerly known as Elminda Ltd.), Elminda 2022 Inc., a Delaware corporation (formerly known as Elminda Inc.), Firefly Neuroscience Canada Inc., a Canadian corporation, and Elminda Canada Inc., a Canadian corporation, are engaged in the development, marketing and distribution of medical devices and technology allowing high resolution visualization and evaluation of the complex neuro-physiological interconnections of the human brain.

Firefly Neuroscience Ltd. was initially incorporated and commenced its operations as a development company in 2006 under the laws of the State of Israel, and in May 2014, initiated its USA marketing and distribution activity through Elminda 2022 Inc.

In July 2014, the U.S. Food and Drug Administration (“FDA”) cleared Firefly Neuroscience Ltd.’s Brain Network Analytics (“BNA” ™) product for marketing in the USA. On September 11, 2014, the Company received the Conformity European (“CE”) approval for BNA™ allowing use in Europe.

Merger agreement

On November 16, 2023, WaveDancer, Inc. (“WaveDancer”) (NASDAQ: WAVD) announced that it has entered into a definitive merger agreement (the “Merger Agreement”) with the Company, to combine the companies in an all-stock transaction. The combined company will focus on continuing to develop and commercialize the Company’s Artificial Intelligence driven BNA™ platform, which was previously cleared by the FDA. Upon closing, the combined company is expected to operate under the name Firefly Neuroscience, Inc., and trade on the Nasdaq Capital Market.

Under the terms of the Merger Agreement, each share of the Company’s shares of common stock issued and outstanding will be converted into common shares of WaveDancer based on a fixed exchange ratio, with any resulting fractional shares to be rounded to the nearest whole share. At the effective time of the merger, securityholders of Firefly will own approximately 92% of the combined company and securityholders of WaveDancer will own approximately 8% of the combined company, on a fully diluted basis. WaveDancer’s ownership may increase if it raises capital in excess of the minimum detailed in the Merger Agreement. The closing of the transaction is subject to customary closing conditions, including the effectiveness of the registration statement on Form S-4 to be filed by WaveDancer, and the receipt of required shareholder approvals from the Company’s and WaveDancer shareholders. Following the merger, WaveDancer, Inc. will be renamed “Firefly Neuroscience, Inc.” and the corporate headquarters will be located in Buffalo, NY. The transaction is expected to be completed in 2024.

On January 12, 2024, the Merger Agreement was amended to update certain terms of the original agreement dated November 15, 2023. The updates included changes to clarify that the effective time of the Merger Agreement shall be prior to or simultaneous with certain transaction to be carried out by WaveDancer, treatment of the Company’s warrants at the effective time and deletion of certain closing obligations.

NOTE 2: GOING CONCERN

As of March 31, 2024, the Company had an accumulated deficit of $77,746 (December 31, 2023: $76,624) and negative cash flow from operating activities for the three months ended March 31, 2024 of $1,319 (March 31, 2023: $233). Further, the Company has recurring losses with minimal revenue from operations. While the Company is attempting to raise funds for commercialization, its monthly cash requirements during the three months ended March 31, 2024 have been met through issuance of shares to new and existing shareholders. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Therefore, the Company may be unable to realize its assets and discharge its liabilities in normal course of business. To strengthen the Company’s liquidity in the foreseeable future, the Company has taken the following measures:

(i)	Negotiating further funding with existing and new investors to raise additional capital;
(ii)	Taking various cost control measures to reduce the operational cash burn; and
(iii)	Commercializing product to generate recurring sales.

Management of the Company has a reasonable expectation that the Company can continue raising additional equity capital to continue in operational existence for the foreseeable future.

NOTE 3: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited interim condensed consolidated financial statements have been prepared in accordance with Generally Acceptance Accounting Principles in the United States of America (“U.S. GAAP”). The results reported in these unaudited interim condensed consolidated financial statements should not be regarded as necessarily indicative of results that may be expected for any subsequent period or for the entire year. These unaudited interim condensed consolidated financial statements and notes thereto should be read in conjunction with the Company’s annual audited consolidated financial statements for the year ended December 31, 2023 and the notes included therein. Certain information and footnote disclosures normally included in the audited consolidated financial statements prepared in accordance with U.S. GAAP have been condensed or omitted in the accompanying unaudited interim condensed consolidated financial statements. All amounts are disclosed in thousands, except share and per share amounts. The accompanying unaudited interim condensed consolidated financial statements contain all adjustments, consisting only of normal recurring adjustments, except as otherwise indicated, necessary for a fair statement of its consolidated financial position, results of operations, and cash flows of the Company for all periods presented.

a.	Principles of consolidation

These unaudited interim consolidated financial statements include the financial information of the Company and its subsidiaries. The Company consolidates legal entities in which it holds a controlling financial interest. The Company has a two-tier consolidation model: one focused on voting rights (the voting interest model) and the second focused on a qualitative analysis of power over significant activities and exposure to potentially significant losses or benefits (the variable interest model). All entities are first evaluated to determine whether they are variable interest entities (“VIE”). If an entity is determined not to be a VIE, it is assessed on the basis of voting and other decision-making rights under the voting interest model. The accounts of the subsidiaries are prepared for the same reporting period using consistent accounting policies. All intercompany balances and transactions were eliminated on consolidation.

b.	Use of estimates in the preparation of consolidated financial statements

The preparation of unaudited interim condensed consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates.

c.	Significant accounting policies

The following significant accounting policies should be read in conjunction with the Company’s annual audited consolidated financial statements for the year ended December 31, 2023 and the notes therein.

i) Property, Plant and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation and amortization are calculated using the straight-line method over the estimated useful lives of the assets. The Company uses an estimated useful life of four years for medical equipment.

d.	Impact of recently issued accounting standards

The Company has evaluated issued Accounting Standards Updates not yet adopted and believes the adoption of these standards will not have a material impact on its consolidated financial statements.

NOTE 4: OTHER RECEIVABLES

Detail of other receivables balance is as follows:

	March 31,	December 31,
	2024	2023
Other receivables	$196	$196
Allowance for doubtful receivables	(112)	(112)
Total	$84	$84

NOTE 5: EQUIPMENT

Equipment balance is as follows:

	March 31,	December 31,
	2024	2023
Medical equipment, cost	$60	$-
Less – accumulated depreciation	-	-
Equipment, net	$60	$-

NOTE 6: INTANGIBLE ASSETS

The following tables summarize the composition of intangible assets as of December 31, 2023 and March 31, 2024:

	December 31, 2023
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Life
Unamortized intangible assets
BNA software	$386	$-	$386	n/a
Total intangible assets	$386	$-	$386

	March 31, 2024
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Life
Unamortized intangible assets
BNA software	$517	$-	$517	n/a
Total intangible assets	$517	$-	$517

The BNA software enhancement project is in progress and amortization will begin once the project is substantially complete and the software is ready for its intended purpose. The software is expected to be completed by the end of 2024 and have a useful life of five years.

NOTE 7: LIABILITY FOR EMPLOYEE RIGHTS UPON RETIREMENT

Israeli labor law requires payment of severance pay upon dismissal of an employee or upon termination of employment in certain circumstances. Pursuant to Section 14 of the Israeli Severance Compensation Act, 1963, all the Company’s employees are entitled to monthly deposits, at a rate of 8.33% of their monthly salary, made in their name with insurance companies. Payments made in accordance with Section 14 relieve the Company from any future severance payments in respect of those employees. In accordance with the Israeli Severance Compensation Act, payments for the three months ended March 31, 2024 and 2023 were $14 and $5, respectively, which are included in salary and employee benefits.

NOTE 8: COMMITMENTS AND CONTINGENCIES

a.	Royalty Commitment - Israeli Innovation Authority (“IIA”)

The Company is committed to pay royalties to the State of Israel, through the IIA, on proceeds from sales of products which the IIA participated by way of grants for research and development. No grants were received in 2024 or 2023. Under the terms of the prior IIA grant agreements, the principal value of financial assistance received along with annual interest based on London Inter-Bank Offered Rate (“LIBOR”) is repayable in form of royalties based on 3.0% of BNA™ sales. Since the elimination of LIBOR, the Secured Overnight Financing Rate (“SOFR”) subsequently replaced LIBOR as a reference rate of interest for IIA grant agreements. In the case of lack of commercial feasibility of the project that was financed using the grant, the Company is not obligated to pay any royalty. The Company cannot reasonably determine the outcome of the commercialization of the technology and considers the liability to be contingent upon generation of sales, hence no liability has been recognized as of March 31, 2024 and December 31, 2023. The contingent liability amounts to $5,653 and $5,625 for March 31, 2024 and December 31, 2023 respectively.

Sale of the technology developed utilizing the grants from IIA is restricted and is subject to IIA’s approval.

NOTE 9: EQUITY

a.	Shares

On August 29, 2023, the Company offered up to 7,812,500 units, each unit consisting of one share of Series C Preferred Stock and warrant to purchase one share of common stock, at a combined purchase price of $1.28 per unit. During the three-month period ended March 31, 2024, the Company issued 836,531 units and received aggregate gross proceeds of $1,070. The Company incurred $125 of costs associated with the issuance. Series C Preferred Stock issued are equity classified instruments and are recorded as equity. Each warrant entitles the purchasers to acquire one share of common stock at a price of $2.56 per share for a period of three years from the date of issue.

As of December 31, 2023, the mandatory conversion feature of the Series B Preferred Stock was triggered, as the proceeds from the Series C Preferred Stock Units offering exceeded $1,000. As per the terms of Series B Preferred Stock, all preferred shares were supposed to be automatically converted into one share of common stock. As of March 31, 2024, the 14,578,823 shares of common stock converted.

As of March 31, 2024, the Company had the following number of authorized and issued shares:

	March 31, 2024
	Number of authorized shares	Number of issued shares
Shares of common stock	2,470,000,000	49,948,700
Series A Preferred Stock	30,000,000	-
Series B Preferred Stock		-
Series C Preferred Stock		2,734,665

As of March 31, 2024 the total number of shares of all classes the Company is authorized to issue is 2,500,000,000 shares, consisting of 2,470,000,000 shares of common stock and 30,000,000 preferred shared of all classes.

b.	Warrants

The following table summarizes the Company’s warrant activity for the three months ended March 31, 2024:

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Life
Outstanding warrants, January 1, 2024	2,386,677	$2.07	2.46
Warrants issued pursuant to units offering	836,531	2.56
Outstanding warrants, March 31, 2024	3,223,208	$2.19	2.44

On August 29, 2023, the Company offered up to 7,812,500 units, comprised of Series C Preferred Stock and warrants to purchase up to 7,812,500 shares of common stock, which were sold at a combined purchase price of $1.28 per unit. Each warrant entitles the holder to acquire one share of common stock at a price of $2.56 per share for a period of three years from the date of issue. The warrants were determined to be a freestanding equity instrument. For the three-month period ended March 31, 2024, 836,531 warrants were issued.

c.	Employees stock option plan

A summary of option activity under the Plan as of March 31, 2024 and changes during the period then ended is presented below.

	Number of Stock Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding Options, December 31, 2023	1,291,662	$2.16	6.18	$-
Options granted	-	-	-	-
Outstanding Options, March 31, 2024	1,291,662	$2.16	5.93	$-

The share-based compensation expense related to options for March 31, 2024 was $59 (March 31, 2023: $74). The fair value of options granted for the period ended March 31, 2024 was $nil (March 31, 2023: $nil). The intrinsic value of the options outstanding is $nil (March 31, 2023: $nil).

A summary of the Company’s non vested options as of March 31, 2024, and changes during the three months ended, is presented below.

	Number of Stock Options	Weighted Average Grant- Date Fair Value
Non-Vested Options, December 31, 2023	874,886	$0.50
Options granted	-	-
Options vested	(154,610)	0.38
Non-Vested Options, March 31, 2024	720,276	$0.52

As of March 31, 2024, there was $375 of total unrecognized compensation cost related to nonvested options granted under the Plan.

NOTE 10: BASIC AND DILUTED NET LOSS PER SHARE

Basic net loss per common share is computed by dividing net loss attributable to holders of common stock by the weighted average number of shares of common stock outstanding during the period. Weighted average number of shares of common stock outstanding during the period computation includes shares of common stock to be contractually issued as of the period end date. Diluted net loss per common share is computed by giving effect to all potential dilutive shares of common stock that were outstanding during the period when the effect is dilutive. Potential dilutive shares of common stock consist of shares issuable upon conversion of preferred shares, exercise of stock options, restricted stock units, and warrants. No adjustments have been made to the weighted average outstanding shares of common stock figures for the three months ended March 31, 2024 or 2023, as the assumed conversion of preferred shares, exercise of outstanding options, warrants and restricted stock units would be anti-dilutive.

NOTE 11: RELATED PARTY TRANSACTIONS

As of the period ended March 31, 2024, $175 (2023: $175) of director loans were still outstanding. These notes do not bear any interest and are payable on demand.

The Company incurred $104 and $121 in officers’ consulting fees recorded in general and administration expenses on the unaudited interim condensed consolidated statements of operations for the periods ended March 31, 2024 and 2023, respectively.

NOTE 12: REVENUE

	March 31
	2024	2023
Type of goods and services
Service	$12	$5
Total	$12	$5

Timing of recognition of revenue
Point in time	$4	$-
Over time	8	5
Total	$12	$5

NOTE 13: RESEARCH AND DEVELOPMENT EXPENSES

	March 31
	2024	2023

Salary and employee benefits	$203	$87
Consultants and subcontractors	37	6
Clinical trials	-	5
Other	49	23
	289	121
Less – grants received	-	-
Total	$289	$121

NOTE 14: SELLING AND MARKETING EXPENSES

	March 31
	2024	2023

Salary and employee benefits	$168	$129
Professional fees	53	-
Travel	24	4
Other	4	-
Total	$249	$133

NOTE 15: GENERAL AND ADMINISTRATION EXPENSES

	March 31
	2024	2023

Salary and employee benefits	$118	$177
Professional fees	405	63
Rent and maintenance	2	32
Travel expenses	8	13
Other	32	12
Total	$565	$297

NOTE 16: OTHER (INCOME) / EXPENSE

	March 31
	2024	2023

Interest, bank fees and loan fees	$2	$2
Unrealized loss on foreign exchange	28	-
Other	1	(1)
Total	$31	$1

NOTE 17: SUBSEQUENT EVENTS

Management has performed a review of all events and transactions occurring after March 31, 2024 through the date the accompanying unaudited interim condensed consolidated financial statements were available to be issued for items that would require adjustment to or disclosure in the accompanying unaudited interim condensed consolidated financial statements, noting no such events or transactions.